Exhibit 99.2
Unifi, Inc. For The Year and Fourth Quarter Ended June 27, 2010 Conference Call Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010

Cautionary Statement Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward- looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, changes in currency exchange rates, interest and inflation rates, changes in consumer spending, customer preferences, fashion trends and end-uses, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and the ability to sell excess assets. In addition to these representative factors, forward- looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Income Statement Highlights (Amounts in Thousands) (Unaudited) Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 June 27, 2010 June 28, 2009 Net sales from continuing operations 176,960 $ 139,833 $ Depreciation and amortization expense 6,483 6,951 Selling, general and administrative expense 11,615 9,766 Interest expense 5,477 5,560 Income (loss) from continuing operations before income taxes 7,562 (4,351) Income (loss) from continuing operations 5,472 (6,254) Net income (loss) 5,472 (6,256) For the Quarters Ended

Income Statement Highlights (Amounts in Thousands) (Unaudited) Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 June 27, 2010 June 28, 2009 Net sales from continuing operations 616,753 $ 553,663 $ Depreciation and amortization expense 26,312 31,326 Selling, general and administrative expense 46,183 39,122 Interest expense 21,889 23,152 Income (loss) from continuing operations before income taxes 18,371 (44,760) Income (loss) from continuing operations 10,685 (49,061) Net income (loss) 10,685 (48,996) For the Years Ended

Volume and Pricing Highlights (Amounts in thousands, except percentages) (Unaudited) Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 Volume Price Volume Price Polyester 24.5% 5.9% 16.5% -4.2% Nylon 27.8% -11.3% 11.3% -2.3% Consolidated 24.9% 1.6% 15.9% -4.5% Volume Price Polyester 14.0% 2.6% Nylon 4.1% 4.3% Consolidated 12.7% 1.7% Quarter over trailing quarter June 2010 vs. March 2010 Quarter over quarter Year over year June 2010 vs. June 2009 June 2010 vs. June 2009

Balance Sheet Highlights (Amounts in thousands, except days in receivables/payables) (Unaudited) Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 June March December September June 2010 2010 2009 2009 2009 Cash 42,691 $ 52,496 $ 54,442 $ 55,700 $ 42,659 $ Restricted Cash-Domestic - - - - - Restricted Cash-Foreign Deposits - 1,818 3,609 5,843 6,930 Total Restricted Cash - 1,818 3,609 5,843 6,930 Total Cash 42,691 $ 54,314 $ 58,051 $ 61,543 $ 49,589 $ Short-Term Debt 15,327 $ 2,187 $ 3,977 $ 6,212 $ 6,845 $ Long-Term Debt 164,063 179,010 179,391 179,391 180,344 Total Debt 179,390 181,197 183,368 185,603 187,189 Net Debt 136,699 $ 126,883 $ 125,317 $ 124,060 $ 137,600 $ Equity 259,896 $ 255,273 $ 255,951 $ 256,508 $ 244,969 $ Net Working Capital (1) 139,863 $ 134,306 $ 128,872 $ 126,363 $ 126,151 $ Days in receivables 47 50 45 51 51 Days in payables 23 22 20 25 19 (1) Includes only Accounts Receivable, Inventories, Accounts Payable, and Accrued Expenses; excludes discontinued operations

Equity Affiliates Highlights (Amounts in thousands, except percentages) (Unaudited) Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 Earnings (Loss) Distributions Earnings (Loss) Distributions Parkdale America (34%) 5,534 $ 1,654 $ 11,605 $ 3,265 $ Other 288 - 803 - Intercompany Eliminations 24 - (715) - Total 5,846 $ 1,654 $ 11,693 $ 3,265 $ Quarter Ended June 27, 2010 Year Ended June 27, 2010

Adjusted EBITDA Reconciliation to Net Income (Amounts in thousands) (Unaudited) Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 Year Ended September 27, December 27, March 28, June 27, June 27, 2009 2009 2010 2010 2010 Net income 2,489 $ 1,953 $ 771 $ 5,472 $ 10,685 $ Provision for income taxes 2,535 1,124 1,937 2,090 7,686 Interest expense, net 4,746 4,389 4,922 4,707 18,764 Depreciation and amortization expense 6,696 6,648 6,485 6,483 26,312 Equity in earnings of unconsolidated affiliates (2,063) (1,609) (2,175) (5,846) (11,693) Non-cash compensation, net of distributions 770 846 683 256 2,555 (Gain) loss on sales or disposals of PP&E (94) 37 1,010 (273) 680 Currency and hedging (gains) losses 13 (133) 61 (86) (145) Write down of long-lived assets 100 - - - 100 Gain on extinguishment of debt (54) - - - (54) Restructuring charges - - 254 485 739 Gain from sale of nitrogen credits - - (1,400) - (1,400) UCA Start up costs - - 167 860 1,027 Adjusted EBITDA 15,138 $ 13,255 $ 12,715 $ 14,148 $ 55,256 $ /--------------------Quarters Ended--------------------\

Non-GAAP Financial Measures Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted EBITDA Adjusted EBITDA represents net income or loss before income tax expense, interest expense, net, depreciation and amortization expense, and loss or income from discontinued operations, adjusted to exclude equity in earnings and losses of unconsolidated affiliates, write down of long-lived assets, non-cash compensation expense net of distributions, gains or losses on sales or disposals of property, plant and equipment, currency and hedging gains and losses, gain on extinguishment of debt, restructuring charges and recoveries, gain from the sale of nitrogen credits and UCA startup costs. We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of "high-yield" issuers to meet debt service obligations. Adjusted EBITDA is an alternative view of performance used by management and we believe that investors' understanding of our performance is enhanced by disclosing this performance measure. Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation. We believe that the use of Adjusted EBITDA as an operating performance measure provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance. The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures - continued Unifi, Inc. Fourth Qtr. Conf. Call July 29, 2010 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.